SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                SECOND AMENDMENT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): December 3, 2003

                         Commission File No.: 000-32761



                              LIVE GLOBAL BID, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                 86-1024813
--------------------------------------------------------------------------------
(State or other jurisdiction of            (IRS Employer Identification No.)
incorporation or organization)


                               2075 Norwood Avenue
                         Moose Jaw, Saskatchewan S6H 4P2
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (877) 694-6100
                            ------------------------
                            (Issuer telephone number)


                            DAKOTA DISTRIBUTION, INC.
                   -------------------------------------------
                   (Former name, if changed since last report)

            #B3A323-8776 E. Shea Boulevard, Scottsdale, Arizona 85260
          ------------------------------------------------------------
                 (Former address, if changed since last report)



SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

     ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 3, 2003, Registrant entered into a Stock Exchange Agreement with the shareholders of World Farm Equipment Auctions.Com, Inc., a Saskatchewan corporation ("WFEA") whereby Registrant acquired 100% of WFEA's issued and outstanding common stock from the shareholders of WFEA for 13,584,787 shares of Registrant's common stock.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

     ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On December 18, 2003, Kevin Ericksteen resigned as the President of Registrant and Deanna Olson resigned as Secretary and Treasurer of Registrant. The Board of Directors appointed Barry White to replace Mr. Ericksteen as President, and Barbara White to replace Ms. Olson as Secretary and Treasurer of Registrant.

     On December 18, 2003, Kevin Ericksteen and Deanna Olson, without disagreements or conflicts, resigned their positions as Directors of Registrant. Prior to their resignation, Mr. Ericksteen and Ms. Olson unanimously appointed Grant Devine, Barry White and Zelijko Stefanovic to replace them as Directors of the Registrant via written consent in accordance with the laws of the State of Nevada.

     ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

     On December 18, 2003, the shareholders of Registrant, by unanimous written consent, voted to amend Registrant's Articles of Incorporation to (i) change the name of Registrant from "Dakota Distribution, Inc." to "Live Global Bid, Inc.", and (ii) increase the authorized capital stock of Registrant from 25,000,000 shares of common stock to 100,000,000 shares of common stock, and (iii) authorize the Board of Directors, in its sole discretion, to issue preferred stock and debt securities with such terms and conditions as it may decide, without shareholder approval. The Certificate of Amendment was filed with the Nevada Secretary of State on December 19, 2003.

     On December 18, 2003, the Registrant changed its fiscal year end from December 31 to September 30.

Section 9 FINANCIAL STATEMENTS AND EXHIBITS

     ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements:


Financial Statements Table Of Contents

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .................... 3

CONSOLIDATED BALANCE SHEETS ................................................ 4

CONSOLIDATED STATEMENT OF OPERATIONS ....................................... 5

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY ............................ 6

CONSOLIDATED STATEMENTS OF CASH FLOWS ...................................... 7

NOTES TO FINANCIAL STATEMENTS ........................................... 8-16

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Worldwide Farm Equipment Auctions.Com Ltd.
Moose Jaw, Saskatchewan


We have audited the accompanying consolidated balance sheet of Worldwide Farm Equipment Auctions.Com Ltd. and subsidiary (a Saskatchewan corporation) as of September 30, 2003, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for each of the years in the two year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. As discussed in Note 10, the Company has restated its 2003 financial statements during the current year due to an accounting error which resulted in the elimination of deferred tax assets and related income tax benefit in conformity with accounting principles generally accepted in the United States of America.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Worldwide Farm Equipment Auctions.Com Ltd. and subsidiary as of September 30, 2003 and the results of their operations and cash flows for each of the years in the two year period then ended in conformity with accounting principles generally accepted in the United States of America.


Braverman & Company, P.C.
Prescott, Arizona
February 5, 2004

            WORLDWIDE FARM EQUIPMENT AUCTIONS.COM LTD. AND SUBSIDIARY

                      CONSOLIDATED BALANCE SHEET (RESTATED)

                               September 30, 2003



                                     ASSETS

CURRENT ASSETS
  Cash                                                           $    25,022
  Accounts receivable-trade                                           69,726
  Accounts receivable-related parties                                 44,223
  Foreign tax credits receivable                                     141,955
                                                                ------------

                           Total current assets                      280,926

OTHER
  Patent costs                                                        10,926
                                                                ------------

                                                                 $   291,852
                                                                ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY




CURRENT LIABILITIES
  Accounts payable and accrued liabilities                           236,780
  Accrued compensation                                                70,334
  Advances from related party                                         76,614
                                                                ------------

                           Total current liabilities                 383,728
                                                                ------------

COMMITMENTS AND CONTINGENCIES


STOCKHOLDERS' EQUITY
     Common stock, no par value; unlimited shares authorized;
     Class A Shares-voting:
         2,029,343 shares issued, 1,737,501 outstanding            1,202,291
     Class B Shares-non-voting, unlimited shares authorized;
        None issued or outstanding
     Class A share subscriptions receivable                         (299,595)
     Distributions in excess of legally stated capital               (84,221)
     Retained earnings (deficit)                                    (939,642)
     Currency translation adjustments                                 29,290
                                                                ------------
                                                                     (91,876)
                                                                ------------

                                                                 $   291,852
                                                                ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                   WORLDWIDE FARM EQUIPMENT AUCTIONS.COM LTD.
                      CONSOLIDATED STATEMENT OF OPERATIONS





                                        Years Ended September 30,
                                      -----------------------------
                                             2003           2002
                                      -------------- --------------
                                         (RESTATED)

REVENUE

    Software licensing fees            $     776,370  $     331,544
    Software commissions                     158,721          8,758
    Other                                     92,893         24,389
                                       -------------- --------------

                                           1,027,984        364,691
                                      -------------- --------------

COSTS AND EXPENSES

    Software licensing costs                 398,169        132,753
    Selling, general and administrative      797,101        411,657
    Interest                                   3,422         22,881
                                      -------------- --------------

          Total costs and expenses         1,198,692        567,290
                                      -------------- --------------

Operating income (loss)                $    (170,708) $    (202,599)
                                      =============================


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

            WORLDWIDE FARM EQUIPMENT AUCTIONS.COM LTD. AND SUBSIDIARY

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                             Distributions in
                                                 Common Stock                    Excess of                 Currency
                                           ----------------------    Stock    Legally Stated  Accumulated Translation
                                              Shares     Amount  Subscriptions    Capital       (Deficit)  Adjustments      Total
                                           ----------- ---------- ------------ -------------- ----------- ------------ ------------
Balances, September 30, 2001                 1,124,172 $  323,642  $         -  $           -  $ (566,335) $    19,905  $  (222,788)
 Proceeds from sale of common stock @ $.95     223,331    212,917                                                           212,917
 Foreign currency translation adjustment                                                                           842          842
  Net( loss) for the year                                                                        (202,599)                 (202,599)
                                           ---------------------- ------------ -------------- ----------- ------------ ------------

Balances, September 30, 2002                 1,347,503    536,559            -              -    (768,934)      20,747     (211,628)
 Proceeds from sale of common stock @ $1.03    166,665    171,092                                                           171,092
 Proceeds from sale of common stock @ $.68     100,000     68,437                                                            68,437
 Exercise of stock options @ $1.03             415,175    426,202     (299,595)                                             126,608
 Distributions in excess of legally
   stated capital                                                                     (84,221)                              (84,221)
 Foreign currency translation adjustment,net                                                                     8,543        8,543
  Net (loss) for the year-restated                                                               (170,708)                 (170,708)
                                           ----------- ---------- ------------ -------------- ----------- ------------ -------------

Balances, September 30, 2003                 2,029,343 $1,202,291  $  (299,595) $     (84,221) $ (939,642) $    29,290  $   (91,876)
                                           =========== ========== ============ ============== =========== ============ ============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

            WORLDWIDE FARM EQUIPMENT AUCTIONS.COM LTD. AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                      Year Ended September 30,
                                                    ---------------------------
                                                          2003          2002
                                                    ------------- -------------
                                                      (RESTATED)
 OPERATING ACTIVITIES:
      Net income (loss)                              $   (170,708) $   (202,599)
      Adjustments to reconcile net (loss) to net
         cash used by operating activities:
            Changes in:
            Accounts receivable                          (109,455)       (4,494)
            Foreign tax credits receivable                 (7,396)      (52,457)
            Accrued compensation                           70,334
            Accounts payable and accrued liabilities      144,821        53,858
                                                    ------------- -------------

            Net Cash  (Used) by Operating Activities      (72,403)     (205,692)
                                                    ------------- -------------

INVESTING ACTIVITIES:
     Patent costs                                          (1,623)           39
                                                    ------------- -------------

            Net Cash Provided (Used) by Operating
                 Investing Activities                      (1,623)           39
                                                    ------------- -------------

 FINANCING ACTIVITIES:
    Distributions in excess of legally stated capital     (84,221)
    Reduction in advances from related parties           (192,161)       (3,712)
    Proceeds from sale of common stock                    374,418       213,782
                                                    ------------- -------------

            Net Cash provided by Financing Activities      98,035       210,070
                                                    ------------- -------------
   Effect of exchange rates on cash                           264           (24)
                                                    ------------- -------------

NET INCREASE IN CASH                                       24,274         4,393

CASH, beginning of period                                     748        (3,645)
                                                    ------------- -------------

CASH, end of period                                  $     25,022  $        748
                                                    ============= =============

Supplemental schedule of noncash investing and financing activities:


   Stock subscriptions receivable for 291,842
       common shares                                  $   299,595
                                                    =============

Other supplemental information

  Interest paid                                       $     3,422  $     22,881
                                                    ============= =============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

History

Worldwide Farm Equipment Auctions.Com Ltd (the Company or WFEA) was incorporated in Saskatchewan, Canada on July 17, 2000. Until October 2001, the Company was engaged in the research and development (R&D) of software to enable the interface of internet bidding with live auctions, thereby increasing the number of participants bidding on products offered for sale by customers. Until that date, the Company was in the development stage as set forth in SFAS #7, spending the majority of its time raising equity financing and conducting R&D activities.

By October 2001, the Company completed its software development and began offering the software under licensing arrangements to its customers in Canada and the United States, resulting in substantial operating revenues. The Company's fiscal year end is September 30.

Principles of Consolidation

The Company's consolidated financial statements as of September 30, 2003 include the consolidated financial statements of the Company, and its 100 % owned subsidiary, Live Global Communications USA Incorporated (LGB), a Nevada corporation formed June 23, 2003, to facilitate the sale of the Company's products in the United States. All significant intercompany accounts and transactions have been eliminated in consolidation.

Cash Equivalents

The Company considers all highly liquid investments with the original maturities of three months or less to be cash equivalents. The Company occasionally maintains its bank account balance in excess of federally insured limits.

Revenue Recognition

We recognize revenue in accordance with Staff Accounting Bulletin No. 101, "Revenue Recognition in Consolidated financial statements" ("SAB No.101") and related authoritative pronouncements. License fee income is recognized as revenue when (i) persuasive evidence of an arrangement exists, (ii) all significant obligations have been performed pursuant to the terms of the license agreement, (iii) amounts are fixed or determinable, and (iv) collectibility of amounts is reasonably assured.

The Company licenses software under cancelable license agreements over varying periods. Software licensing fee revenue is recognized upon software installation and acceptance. Such revenue also includes charges for program modifications required to meet customer requirements, and all other initial or total fees required to be paid prior to installation. Software commission revenue is recognized upon billings rendered for software activation on the internet during live auctions. which involve either a "post" or "sale per item charge, or both, for items featured prior to or at the time bidding occurs.. This category also includes amortization of annual software update fees charged in lieu of commissions. Other revenue includes non-recurring charges for consulting, training and software demonstrations. Revenues from government grants relating to research and development of the Company's products are recognized as a direct reduction of research and development expenses in the year such amounts are determined.

Software Licensing Costs

WFEA's cost of licensing software includes those costs relating to employee compensation, their travel, benefits and communication, facility costs in which those employees operate, and customer software installation, modification and maintenance. This category also includes all software development costs for software enhancements not included as part of R&D expenses.

Capitalized Software Research and Development Costs

Software R&D costs incurred prior to the establishment of technological feasibility are charged to research and development expense as incurred, a separate component of operating expense. Technological feasibility is established upon completion of a working model, which is typically demonstrated after initial beta testing is completed. Software development costs incurred subsequent to the time a product's technological feasibility has been established, through the time the product is available for general release to customers, are capitalized if material. To date, software research and development costs incurred subsequent to the establishment of technological feasibility have been immaterial and accordingly have not been capitalized.

Software research and development costs are charged to research and development expense as incurred. No such expense was incurred during fiscal 2003 or 2002. Refundable foreign ITC tax credits or foreign government grants, amounted to $80,000 and $62,000, respectively, for 2003 and 2002, which are recorded as a direct reduction of licensing costs in the accompanying consolidated statements of operations.

Patent costs

Patent  costs  relating  to  the  Company's  several  patent   applications  are
capitalized and will be amortized over the period of expected benefit commencing in the year Letters Patent are issued.

Foreign Currency

The functional currencies of the Company's foreign operations are the local currencies. The consolidated financial statements of the Company's foreign bank accounts have been translated into U.S. dollars in accordance with Statement of Financial Accounting Standards ("SFAS") No. 52, "Foreign Currency Translation." All balance sheet accounts have been translated using the exchange rates in effect at the balance sheet date. Amounts contained in the statements of operations have been translated using the average exchange rate for the year. Accumulated net translation adjustments have been reported separately as a separate component of stockholders' equity in the consolidated financial statements in accordance with SFAS No. 130. Foreign currency translation adjustments resulted in gains or (losses) net of taxes in 2003 of $8,543 and $842 in fiscal 2003 and 2002, respectively. Foreign currency transaction losses resulting from exchange rate fluctuations on transactions denominated in a currency other than the functional currency totaled $60,780 and nil in fiscal 2003 and in 2002, respectively, and are included in other expense in the accompanying consolidated statements of operations.

Start up Costs

Costs of start-up activities, including organization costs, are expensed as incurred for financial reporting purposes.

Earnings (loss) Per Common Share

Basic earnings (loss) per common share has been calculated based upon the weighted average number of common shares outstanding during the period in accordance with the Statement of Financial Accounting Standards Statement No. 128, "Earnings per Share".

Use of Estimates in the Preparation of Consolidated financial statements

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates and assumptions.


NOTE 2 - DISTRIBUTIONS IN EXCESS OF LEGALLY STATED CAPITAL

During fiscal 2003, the Company paid approximately $84,221 towards the purchase of substantially all of the outstanding stock of a publicly held shell company on behalf of the Company's shareholders. These payments were made at a time when the Company had no retained earnings and were therefore classified as a separate component of equity in the accompanying consolidated balance sheet as "Distributions in excess of legally stated capital".


NOTE 3 - INCOME TAXES

Income taxes in are provided for using the liability method of accounting. A deferred tax asset or liability is recorded for all temporary difference between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to more likely than not be realized in future tax returns. Tax law and rate changes are reflected in income in the period such changes are enacted.

There was no current federal or foreign income tax provision or benefit for fiscal year 2002 and 2003, nor were there any recorded deferred income tax assets as such amounts applied to only foreign operations and were completely offset by a valuation allowance.

The following is an analysis of deferred tax assets for the year 2003. The income tax on US operations was immaterial. The Company's total foreign net operating loss carryovers of $1,219,000, expires if unused in 2009 as to $397,000, and the balance in 2010. Tax credits as of September 30, 2003 of $108,000 expire in 2009 as to $67,840 and the balance in 2010.

                                                  Deferred  Valuation
                                                 Tax Assets Allowance  Balance
                                                 ---------- --------- ---------
 Deferred tax assets September 30, 2002           $ 368,000 $(368,000) $    -0-

 Additions for foreign tax credits                   40,226              40,226
 Dncrease in valuation allowance                              108,246   108,246
 NOL applied against intercompany profits          (105,434)           (105,434)
 Net operating losses applied to taxable income    ( 43,038)           ( 43,038)

Deferred tax assets at September 30, 2003          $259,754 $(259,754) $    -0-
                                                 ========== ========= =========

The components of loss before income taxes for the years ended September 30, 2003 and 2002 were as follows:

                                                      2003       2002
                                                 ---------- ----------
United States                                     $ 219,530  $     -0-
Foreign                                            (390,238)  (202,599)

Net (loss)                                        $(170,708) $(202,599)
                                                 ========== ==========

The following is reconciliation from the expected statutory federal income tax provision to the Company's actual income tax (benefit) for the years ended September 30:

                                                      2003       2002
Expected income tax (benefit) at federal         ---------- ----------
   statutory tax rate                            $ ( 50,041) $( 68,884)
Foreign tax credits                                 (40,226)   (67,844)
Valuation allowance and surtax adjustment            98,267    136,728

Actual income tax                                $      -0-  $     -0-
                                                 ========== ==========

NOTE 4 - OPTIONS TO PURCHASE COMMON STOCK

The Company issued a total of 702,674 stock purchase options to purchase 702,674 shares of common stock at $1.03 per share, over an extended period ending in May, 2005. As of September 30, 2003, 415,175 options have been exercised for $426,202, of which 291,842 shares have not been issued pending receipt of $299,595. There were 287,499 unexercised options outstanding at September 30, 2003. All options granted were issued as part of the total amount received for certain shares issued and no separate value or compensation was associated or involved with the original of grant of the options.


NOTE 5 - THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS

Below is a listing of the most recent accounting standards and their effect on the Company.

SFAS 148 Accounting for Stock-Based Compensation-Transition and Disclosure

Amends FASB 123 to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation.

SFAS 149 Amendment of Statement 133 on Derivative Instruments and Hedging Activities

This Statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement NO. 133, Accounting for Derivative Instruments and Hedging Activities.

SFAS 150 Financial  Instruments  with  Characteristics  of both  Liabilities and
Equity

This Statement requires that such instruments be classified as liabilities in the balance sheet. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003.


Interpretation No. 46 (FIN 46)

Effective January 31, 2003, The Financial Accounting Standards Board requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a continuing financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The Company has not invested in any such entities, and does not expect to do so in the foreseeable future.

The adoption of these new Statements is not expected to have a material effect on the Company's financial position, results or operations, or cash flows.

NOTE 6 - SIGNIFICANT CUSTOMERS

Revenues generated from customers comprising more than 10% of sales during the years ended September 30, 2003 and 2002 were as follows: All sales were generated from the use of the Company's only product, its live bidding software completed in October 2001.


                                                      2003       2002
                                                  --------- ---------
Customer A                                              52%       81%
Customer B                                              15%

Software licensing and commissions are concentrated and dependent on live auction markets which are diverse, worldwide.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

Operating Leases-Office Facilities

The Company conducts its operations from three separate facilities, Regina and Moose Jaw, Saskatchewan, Canada and Las Vegas Nevada. The first two are leased under five-year noncancelable operating leases expiring in 2007. The latter is a 12 month service agreement expiring in June 2004. There are no options to renew these agreements.

The lessor of the Moose Jaw facility is White Sales & Auction, Ltd. (WSA) a Company owned by the founder/ CEO/president of the Company, which includes a leaseback to WSA for a monthly rental of $318, plus taxes.

Operating Leases-Equipment

The Company leases vehicles and computer systems under operating leases expiring at various dates through 2007.

Lease expense for offices and equipment amounted to $33,779 and $2,909 in 2003 and 2002. Sublease rentals amounted to $3,813 and $0 in 2003 and 2002.

The following is a schedule of future minimum lease payments, exclusive of all executory costs, required under the above operating leases that have remaining terms in excess of one year as of September 30 2003:


      Year Ending September 30,                    Offices  Equipment
      -------------------------                  ---------- ---------
        2004                                       $ 38,892  $  50,518
        2005                                         37,359     42,884
        2006                                         37,359     29,090
        2007                                         37,359     10,988
        2008                                          4,587          0
                                                 ---------- ----------
                                                  $ 155,556   $133,480
                                                 ========== ==========

Litigation Pending

A claim has been made against the Company by a former employee alleging the Company owes the claimant 37,500 shares of Class A common stock for services performed. The Company believes the employee did not fulfill his obligation under the agreement and therefore the agreement fails for lack of performance. Management of the Company believes that its liability for damages seems remote.

NOTE 8 - SEGMENT INFORMATION

The Company has adopted the provisions of SFAS No. 131,"Disclosures about Segments of an Enterprise and Related Information." Our chief operating decision maker is considered to be the Company's CEO. The CEO reviews and evaluates financial information presented on a group basis as described below. Management evaluates performance of its two segments based on their continuing operations, financial position and profit or loss.

The operations of the Company for the United States and Canada were conducted from offices in Canada until June 2003, at which time it formed a subsidiary, LGB, in Las Vegas, Nevada to conduct sales efforts for the United States from


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NOTE 8 - SEGMENT INFORMATION - continued

that location, which has one employee. All United States sales contacts require approval, licensing, software installation, and maintenance from Canada. Substantially all costs relating to the United States sales contracts are initially incurred in Canada, but are billed and collected through the office in the United States. The Company transferred all of its United States contracts to the subsidiary effective July 1, 2003 for $558,000, and billed them $185,000 for the 3 months ended September 30, 2003, as a management fee inclusive of all services provided by the parent company, including software cost, installation, modification and maintenance.

The table below presents revenues and EBT for reported segments in thousands. There was only one segment for 2002, which was foreign only:

                                                  Intersegment
2003                                LGB     WFEA   Amounts      TOTAL
------                         --------- --------- --------- ---------
Revenues                          $  234    $1,537    $ (743)   $1,028
EBT                                    9       389      (508)     (110)
Total assets                         616       878      (856)      638

Specific items included in segment EBT for the year ended September 30, 2003 were as follows (in thousands):

                                    LGB     WFEA
                               --------- ---------
Revenues from external customers   $ 234   $   772
Intersegment revenues                          743
Wage program revenues                           16
Interest income                                  3
Interest expense                                 3

Segment assets of LGB include goodwill relating to the purchase of customer contracts from WFEA and cash in bank. Segment assets of WFEA include accounts receivable trade and intercompany, patent costs, foreign tax credits receivable and cash. Neither company has any capitalized fixed assets or property as those items are either classified as operating leases. Segment revenues, EBT and total assets differ from consolidated amounts due to intercompany amounts which have been eliminated in consolidation.

NOTE 9 - RELATED PARTY TRANSACTIONS

Predecessor Activities

R&D costs incurred prior to achieving technological feasibility of the Company's software was initially incurred and paid for by WSA. In consideration for WSA assigning its interest in the technology it transferred to the Company, the Company issued 325,000 shares of its restricted common stock to the founder. An additional 375,000 restricted shares of common stock of the Company were issued to a number of individuals who paid for them directly to WSA in furtherance of the research and development activities prior to incorporation of the Company. All shares were recorded at no value, since the related consideration was pre-incorporation research and development costs for software transferred to the Company, prior to its technological feasibility stage as required for commencement of capitalized costs.

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NOTE 9 - RELATED PARTY TRANSACTIONS - continued

Advances From Related Party

WSA continued to finance the R&D for the Company's software and related office overhead for a period of many months after WFEA was formed, since the Company lacked adequate capital, financing and credibility. As equity financing came to the Company, WSA was reimbursed for costs and expenses attributed to the Company which amounted to $130,509, and $207,711 during the years ended September 30, 2003, and 2002. The Company owed WSA $76,614 at September 30, 2003 which is included as a current liability in the accompanying balance sheet. The Company's founder, the owner of WSA, was advanced $12,216 as of September 30, 2003.

Also included in accounts receivable-related parties, is an advance to the CFO of the Company for $32,007 as part of the total amount the Company paid to acquire a publicly held shell company as described below. There is no interest or collateral applicable to these advances.

NOTE 10 - RESTATEMENT OF FINANCIAL STATEMENTS, FISCAL YEAR ENDED SEPTEMBER 30, 2003

The Company originally reported a loss before income tax benefit for the fiscal year ended September 30, 2003 of $170,708, an income tax benefit of $362,775, and net income of $192,067. The recorded income tax benefit and related deferred tax assets were based on Canadian non-capital losses, research and development tax credit carry-forwards and expenditure pools. Under US generally accepted accounting principles, a valuation allowance is required to be provided to offset any such tax benefits to the extent such tax benefits are more likely to not be utilized during the carry-forward period based on all of the available evidence. After further review it was determined that a valuation allowance was required to offset the full amount of the tax benefits that were previously recognized. Accordingly, the recorded tax benefit for the year ended September 30, 2003 has been eliminated resulting in a net loss, an increase in the deficit in retained earnings and an increase in the deficit in stockholders' equity as of that date. The following is a summary of the effect on operations for 2003 and earnings per share.

CONSOLIDATED RESULTS OF OPERATIONS
                                                Fiscal Year Ended
                                               September 30, 2003
                                       -------------------------------
                                           Originally
                                            Reported        Restated
                                       --------------- ---------------
Income (loss) before income taxes       $     (170,708)    $  (170,708)


Income taxes (benefit)                        (362,775)              -
                                       --------------- ---------------

Net income (loss)                       $      192,067     $  (170,708)
                                       =============== ===============

Basic net income (loss) per share       $         0.01          ($0.01)
                                       --------------- ---------------

Weighted average shares outstanding         12,824,060      12,824,060
                                       --------------- ---------------


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NOTE 11 - SUBSEQUENT EVENTS

Stock Exchange Transaction

As of September 30, 2003 the Company was negotiating with the management of Dakota Distribution, Inc. (Dakota), a Nevada corporation to exchange all of the common stock of the Company for newly issued shares of Dakota and the majority of its outstanding stock to effect a recapitalization of the Company. As mentioned above, the Company had paid on behalf of its shareholders, $84,221 towards the acquisition of substantially all of the shell's outstanding stock.

WFEA became the legal subsidiary of Dakota on December 3, 2003, the date of the definitive stock exchange agreement, at which time Dakota changed its name to Live Global Bid, Inc. For accounting purposes, the consolidated financial statements as of the date of the stock exchange transaction will be those of the Company, at historical cost, consolidated with Dakota using fair value for the Dakota's assets and liabilities then in existence, which were nil.

The Company will be considered the accounting acquirer. The Company will be required to file a Form 8-K/A with the Securities and Exchange Commission within 75 days of the completion of the stock exchange transaction with Dakota to include certain historical financial information.


     (b) Exhibits

Exhibits:  The  exhibits  listed  below are  attached  and filed as part of this report:

 Exhibits         Description
 --------         --------------
   2.1            Resignation Letter of Kevin Ericksteen
   2.2            Resignation Letter of Deanna Olson
   2.3            Certificate of Amendment
   4.1            Stock Purchase Agreement
  23.1            Consent of Independent Auditor

                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                                  Live Global Bid, Inc.

                                                  By:  /s/ Barry White
January 5, 2004                                    ----------------------------
                                                           Barry White
                                                           President

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